UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 31, 2012

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 8.01.                Other Events.

On January 31, 2012, W. R. Grace & Co. (“Grace”) issued a press release with the headline “Grace Reorganization Plan Affirmed by U.S. District Court” and a press release with the headline “Agreement in Principle is Reached to Settle Objections to Grace’s Plan of Reorganization from Libby, Montana Claimants.”  Copies of these press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits

99.1        Press Release dated January 31, 2012 headlined “Grace Reorganization Plan Affirmed by U.S. District Court.”

99.2        Press Release dated January 31, 2012 headlined “Agreement in Principle is Reached to Settle Objections to Grace’s Plan of Reorganization from Libby, Montana Claimants.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Michael W. Conron
Michael W. Conron
Assistant Secretary

Dated: February 3, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 31, 2012 headlined “Grace Reorganization Plan Affirmed by U.S. District Court.”

99.2	Press Release dated January 31, 2012 headlined “Agreement in Principle is Reached to Settle Objections to Grace’s Plan of Reorganization from Libby, Montana Claimants.”